Exhibit 10.142
EXECUTION COPY

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT (this “Amendment”) is made as of September 30, 2022, by and among FEDERATED HERMES, INC. (“Federated Hermes”), a corporation organized under the laws of the Commonwealth of Pennsylvania, C.W. HENDERSON & ASSOCIATES, INC. (“Seller”), a corporation organized under the laws of the State of Illinois, and each of the shareholders of Seller and beneficiaries of such shareholders of Seller (such shareholders and beneficiaries of such shareholders, the “Owners”) and amends that certain Asset Purchase Agreement (the “Agreement”), dated as of July 15, 2022, by and among Federated Hermes, Seller, and the Owners. Each of Federated Hermes, Seller, and the Owners shall each individually be referred to herein as a “Party” and, collectively as the “Parties”. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12(c) of the Agreement, the Agreement may be amended in a signed writing by all Parties.
WHEREAS, the Parties desire to amend certain provisions of the Agreement to reflect certain additional agreements of the Parties, as set forth below.
NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
SECTION 1.SCHEDULE SUPPLEMENTS
1.1Retained Assets. Schedule 2.2 to the Agreement is hereby amended and restated in its entirety as set forth on Schedule 2.2 to the Schedule Supplements to the Agreement, dated as of the date hereof (the “Schedule Supplements”).
1.2Governmental Approvals; Other Consents. Schedule 3.1.5 to the Agreement is hereby amended and restated in its entirety as set forth on Schedule 3.1.5 to the Schedule Supplements.
1.3Schedule Bring-Down Date Updated Schedules. The schedules set forth below have been updated as of the Schedule Bring-Down Date as required to be updated as set forth in Section 6.11(b) of the Agreement. There are no updates required for each of the following current schedules to the Agreement: Schedule 3.1.14, Schedule 3.1.15, Schedule 3.1.17(c) and Schedule 3.1.17(d).
(a)All subparts of Schedule 3.12(a) (Contracts) to the Agreement as set forth on Schedule 3.12(a) of the Schedule Supplements.
(b)Schedule 3.1.13(a) (Clients) to the Agreement as set forth on Schedule 3.1.13(a) of the Schedule Supplement.

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SECTION 2.CONSENTED ANNUALIZED REVENUE; CLOSING PAYMENT WITHHOLDING
2.1Consented Annualized Revenue
(a)The Parties acknowledge and agree that Seller has provided an updated version of the Closing Statement as of September 29, 2022 reflecting an amount of Consented Annualized Revenue equal to $8,427,426.49 as of September 29, 2022 and agree that such amount shall constitute the Consented Annualized Revenue for all purposes (including for the definitions of Upfront Payment, Net Advisory Revenue Growth Rate and Contingent Payment Pool) of the Agreement and waive the requirement for the amount of Consented Annualized Revenue to be calculated  as of the fifth (5th) Business Day prior to the Closing pursuant to Section 2.5.3 of the Agreement; provided, that for purposes of the Seller Consented AUM definition the net assets of the Products managed by Seller on or before September 23, 2022 shall be measured as of September 23, 2022 and any new Products first managed by Seller after September 23, 2022 through September 29, 2022 shall be measured as of the date such Product was first managed by Seller.
2.2Closing. The Parties agree that the Closing Date shall mean 10:00 a.m. (Eastern Time) on September 30, 2022 and the Closing shall be deemed effective as of 12:01 a.m. (Eastern Time) on October 1, 2022. The Parties agree to keep confidential the consummation of the Closing (including by not discussing the timing of the Closing with representatives of any Party) until 4:01 p.m. (Eastern Time) on September 30, 2022.
2.3True-Ups.
(a)Section 2.6 of the Agreement is hereby amended to include the following clause (f):
Following the Closing, if Federated Hermes (or its designated Affiliate) identifies any Acquired Asset that was not otherwise disclosed as an Acquired Asset on a schedule to the Agreement then Federated Hermes may elect to treat such identified Acquired Asset as a “Retained Asset” under the Agreement. To the extent Federated Hermes does elect to treat any such identified Acquired Assets as a Retained Asset, then Seller and Federated Hermes (or its designated Affiliate that acquired such Acquired Asset) shall cause such Acquired Asset to be transferred to Seller, for no additional consideration but otherwise at Seller’s sole expense.
(b)Section 2.6 of the Agreement is hereby amended to include the following clause (g):
Notwithstanding anything else in the Agreement to the contrary, in order to comply with the Illinois Department of Revenue’s (the “IDOR”) Bulk Sales Stop Order, dated August 24, 2022 (the “Stop Order”), Federated Hermes will withhold $132,131.96 (such amount, the “Withholding Amount”) from the Closing Payment, effectively reducing the Closing Payment by the Withholding Amount. The Withholding Amount is being withheld from the Closing Payment and retained by Federated Hermes pursuant to Section 2.9 of this Agreement. The Withholding Amount will be paid to Seller by Federated Hermes pursuant to clause (d) of Section 2.6 of this Agreement upon receipt of evidence from the IDOR that the Withholding Amount has been paid in full by Seller to the IDOR and that no liability of Seller or Federated Hermes remains with respect to the Stop Order.

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2.4Simplified Employee Pension Plan – IRA.
(a)Seller acknowledges and agrees that Seller’s Simplified Employee Pension Plan is a Seller Plan and included as a Retained Asset as set forth in Section 2.2(e) of the Agreement and all Liabilities arising out of, resulting from or relating to any Retained Asset constitute Retained Liabilities pursuant to the definition of Retained Liabilities and that all Liabilities arising out of, resulting from or relating to Seller’s Simplified Employee Pension Plan constitute Retained Liabilities. Seller acknowledges and agrees Seller has complied, or will in the ordinary course comply, with its obligations to pay, perform and discharge all Retained Liabilities in a timely manner pursuant to Section 2.4 of the Agreement and to satisfy in the ordinary course all of its Liabilities pursuant to Section 6.1.1 of the Agreement, and that such obligations include the obligation to make all required contributions to Seller’s Simplified Employee Pension Plan through the Closing Date of September 30, 2022 and that Seller will comply with such obligation in the ordinary course of business and as required by applicable law.
SECTION 3.MISCELLANEOUS
3.1Interpretation. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified. Any reference to the Agreement contained in any document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to be references to the Agreement as amended by this Amendment. Any reference to the “Agreement,” “herein,” “hereof,” “hereunder” or words of similar import contained in the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. Any references to the date hereof shall remain to the date of the Agreement.
3.2Other Miscellaneous Terms. The provisions contained in Article I (Definitions), Section 11 (Notices), Section 12 (Entire Agreement; Modification) Section 13 (Governing Law), Section 14 (Venue), Section 15 (Assignment, Successors), Section 16 (Waiver), Section 17 (Further Assurances), Section 18 (Counterparts), Section 19 (Severability), and Section 20 (Third Parties), in each case of the Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

[Remainder Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties to this Amendment have executed this Amendment as of the date first written above.
FEDERATED HERMES:
FEDERATED HERMES, INC.

By:    /s/ Thomas R. Donahue
Name:    Thomas R. Donahue
Title:    Chief Financial Officer
SELLER:
C.W. HENDERSON & ASSOCIATES, INC.
By:     /s/ Craig W. Henderson
Name:    Craig W. Henderson
Title:    Chairman and Chief Executive Officer
OWNERS:
CLASS A OWNERS:

Craig W. Henderson

By:    /s/ Craig W. Henderson
Name:    Craig W. Henderson

The Craig W. Henderson Revocable Trust Dated 3/22/18

By:    /s/ Craig W. Henderson
Name:    Craig W. Henderson
Title:    Trustee

[Signature Page to the First Amendment to the Asset Purchase Agreement]

The Craig W. Henderson 2020 Irrevocable Family Trust Dated 12/17/2020
By:    /s/ Craig W. Henderson
Name:    Craig W. Henderson
Title:     Co-Trustee
By:    /s/ Jay Henderson
Name:    Jay Henderson
Title:     Co-Trustee

Matthew Andrews

By:    /s/ Matthew Andrews
Name:    Matthew Andrews

CLASS B OWNERS:
The James F. Heinz, Jr. Revocable Trust Dated 12/15/08
By:    /s/ James F. Heinz, Jr.
Name:    James F. Heinz, Jr.
Title:     Co-Trustee

The Mimi W. Ostrander Trust Dated 9/25/1987
By:    /s/ Mimi W. Ostrander
Name:    Mimi W. Ostrander
Title:     Trustee

Retrum Family Living Trust Dated 3/9/17 with Clare Retrum and Andrew Retrum as Co-Trustees

By:    /s/ Clare Retrum
Name:    Clare Retrum
Title:     Co-Trustee

By:    /s/ Andrew Retrum
Name:    Andrew Retrum
Title:     Co-Trustee
[Signature Page to the First Amendment to the Asset Purchase Agreement]

The Thomas L. Mallman 1978 Trust Dated 7/20/1978

By:    /s/ Thomas L. Mallman
Name:    Thomas L. Mallman
Title:     Trustee

Clare Retrum
By:    /s/ Clare Retrum
Name:    Clare Retrum

Jay L. Henderson Declaration of Trust Dated 6/25/1999
By:    /s/ Jay L. Henderson
Name:    Jay L. Henderson
Title:     Trustee
Monika Bhasin

By:    /s/ Monika Bhasin
Name:    Monika Bhasin
Shannon Flavin

By:    /s/ Shannon Flavin
Name:    Shannon Flavin

[Signature Page to the First Amendment to the Asset Purchase Agreement]

James F. Heinz, Jr.

By:    /s/ James F. Heinz, Jr.
Name:    James F. Heinz, Jr.

Mimi W. Ostrander

By:    /s/ Mimi W. Ostrander
Name:    Mimi W. Ostrander
Jay L. Henderson

By:    /s/ Jay L. Henderson
Name:    Jay L. Henderson
Thomas L. Mallman

By:    /s/ Thomas L. Mallman
Name:    Thomas L. Mallman

[Signature Page to the First Amendment to the Asset Purchase Agreement]